UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  August 14, 2026
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS.
(d) On August 14, 2026, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the
“Company”) increased the size of the Board from eleven to thirteen directors and elected Mr. Jason
Murray and Mr. Thomas Ondrof to fill the resulting vacancies, effective on September 1, 2026. The
Board has also approved the following committee appointments effective September 1, 2026:

•	Mr. Murray – Technology Committee

•	Mr. Ondrof – Audit Committee
Each of Messrs. Murray and Ondrof will receive customary compensation from the Company for serving as a non-employee director, in accordance with the Company’s director compensation program as described in the Company’s proxy statement for its 2025 annual meeting of stockholders, filed with the
Securities and Exchange Commission on October 2, 2025.
There are no transactions between any of Messrs. Murray and Ondrof and the Company that would be reportable under Item 404(a) of Regulation S-K, and no arrangements or understandings with any other persons pursuant to which they were selected. In addition, the Board has affirmatively determined that each of Messrs. Murray and Ondrof is independent under the New York Stock Exchange independence standards and the Company’s categorical standards set forth in Sysco’s Corporate
Governance Guidelines.
Item 7.01 REGULATION FD DISCLOSURE
On August 20, 2026, the Company issued a press release announcing the appointments of Messrs.
Murray and Ondrof to the Board and the renaming of the Technology Committee to the Artificial
Intelligence Transformation and Technology Committee and reiterating the Company’s commitment to realizing AI-driven efficiencies.
A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K is being furnished, not filed, pursuant to General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of this
Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Sysco Corporation

Date: August 20, 2026	By:	/s/ Andrew Wurdack
Andrew Wurdack
Vice President, Securities and Corporate Governance & Assistant Secretary